Exhibit 10.1

INCREMENTAL COMMITMENT AGREEMENT

Deutsche Bank Trust Company Americas

Flagstar Bank, FSB

February 7, 2012

ACCURIDE CORPORATION
P.O. Box 15600
7140 Office Circle
Evansville, IN 47716
Attention:  Greg Risch
Vice President and Interim Chief Financial Officer

Re:  Incremental Commitments

Ladies and Gentlemen:

Reference is hereby made to the ABL Credit Agreement, dated as of July 29, 2010, among Accuride Corporation (“Borrower”), each U.S. Subsidiary of the Borrower set forth on the signature pages thereto (together with the Borrower and any other entity that becomes a Co-Borrower pursuant to a joinder agreement, collectively, the “Co-Borrowers” and each, a “Co-Borrower”), the lenders from time to time party thereto (the “Lenders”), Deutsche Bank Securities Inc. (“DBSI”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) as joint lead arrangers and joint book runners (in such capacity, the “Lead Arrangers”) for the Lender Parties, Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent and security agent for the Secured Parties (in such capacity, the “Administrative Agent”), DBTCA, SunTrust Bank and Wells Fargo Capital Finance, LLC as co-collateral agents (in such capacity, collectively the “Co-Collateral Agents” and each a “Co-Collateral Agent”), Credit Suisse, as syndication agent (in such capacity, the “Syndication Agent”), SunTrust Bank and Wells Fargo Capital Finance, LLC as co-documentation agents (in such capacity, collectively the “Co-Documentation Agents” and each a “Co-Documentation Agent”) (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each lender (each an “Incremental Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Lender, its “Incremental Commitment”).  Each Incremental Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Section 2.16 thereof.

Each Incremental Lender, the Funds Administrator, each Co-Borrower and the Administrative Agent acknowledge and agree that the Incremental Commitments provided pursuant to this Agreement shall constitute Incremental Commitments and, upon the Agreement Effective Date (as hereinafter defined), the Incremental Commitment of each Incremental Lender shall become, or in the case of an existing Lender, shall be added to (and thereafter become a part of), the Commitment of such Incremental Lender.  Each Incremental Lender, each Co-Borrower and the Administrative Agent further agree that, with respect to the Incremental Commitment provided by each Incremental Lender pursuant to this Agreement, such Incremental Lender shall receive from the Borrower an incremental lender fee equal to 0.25% of the aggregate principal amount of such Incremental Lender's Incremental Commitment, all of which fee shall be due and payable to such Incremental Lender on the Incremental Commitment Date.

Furthermore, each of the parties to this Agreement hereby agrees to the terms and conditions set forth on Annex I hereto in respect of each Incremental Commitment provided pursuant to this Agreement.

Each Incremental Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Assignee, (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (including the Intercreditor Agreement), together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iv) appoints and authorizes the Administrative Agent and the Security Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Security Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender, and (vi) in the case of each Incremental Lender organized under the laws of a jurisdiction outside the United States, attaches the forms and/or certificate referred to in the first sentence of Section 2.12(e) of the Credit Agreement.

Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Lender, the Administrative Agent and each Co-Borrower, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the delivery to the Administrative Agent of an opinion of Latham & Watkins LLP, counsel to the respective Loan Parties, and internal counsel of the Borrower, each as required pursuant to clause (iv) of the definition of “Incremental Commitment Requirements” appearing in Section 1.01 of the Credit Agreement, (iv) the delivery to the Administrative Agent of officers’ certificates, board of director (or equivalent) resolutions and good standing certificates of the Loan Parties required to be delivered pursuant to clause (v) of the definition of “Incremental Commitment Requirements” appearing in Section 1.01 of the Credit Agreement, (v) the delivery to the Administrative Agent of the officer’s certificate of the Borrower required to be delivered pursuant to clause (vii) of the definition of “Incremental Commitment Requirements” appearing in Section 1.01 of the Credit Agreement, (vi) the payment of any fees then due and payable in connection herewith and (vii) the satisfaction of any other conditions precedent set forth in Section 3 of Annex I hereto (such date, the “Agreement Effective Date”), each Incremental Lender party hereto (x) shall be obligated to make the Revolving Advances provided to be made by it as provided in this Agreement and participate in the Letters of Credit and Swingline Advances, in each case, on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (y) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.

Each Co-Borrower acknowledges and agrees that (i) it shall be jointly and severally liable for all Obligations with respect to the Incremental Commitments provided hereby as provided in the Credit Agreement including, without limitation, all Revolving Advances made pursuant thereto, and (ii) all such Obligations (including all such Revolving Advances) shall be entitled to the benefits of the respective Collateral Documents and guaranties in accordance with the requirements of the Credit Agreement.  Each Co-Borrower acknowledges and agrees that all Obligations with respect to the Incremental Commitments provided hereby and all Revolving Advances made pursuant thereto shall (i) be fully guaranteed pursuant to the Guarantee and Collateral Agreement as, and to the extent, provided therein and in the Credit Agreement and (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided therein and in the Credit Agreement.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on February 7, 2012.  If you do not so accept this Agreement by such time, our Incremental Commitments set forth in this Agreement shall be deemed canceled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 11.01 of the Credit Agreement.

In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

*         *         *

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Very truly yours

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Incremental Lender

By / s / Omayra Laucella
Name: Omayra Laucella
Title: Vice President

By / s / Evelyn Thierry
Name: Evelyn Thierry
Title: Director

FLAGSTAR BANK, FSB, as Incremental Lender

By /s/ Willard R. Dickinson, Jr.
Name: Willard R. Dickinson, Jr.
Title: Senior Vice President

Agreed and Accepted
this 7th day of February, 2012:

ACCURIDE CORPORATION

By: /s /Richard F. Dauch
Name: Richard F. Dauch
Title: President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
      as Administrative Agent

By:   /s/ Omayra Laucella
      Name: Omayra Laucella
      Title: Vice President

By:   /s/ Evelyn Thierry
      Name: Evelyn Thierry
      Title: Director

Each Co-Borrower acknowledges and agrees to each of the foregoing provisions of this Incremental Commitment Agreement and to the incurrence of the Revolving Advances to be made pursuant thereto.

ACCURIDE CUYAHOGA FALLS, INC.
ACCURIDE DISTRIBUTING, LLC
ACCURIDE EMI, LLC
AOT INC.
ERIE LAND HOLDING, INC.
BOSTROM HOLDINGS, INC.
BOSTROM SEATING, INC.
BOSTROM SPECIALTY SEATING, INC.
BRILLION IRON WORKS, INC.
GUNITE CORPORATION
IMPERIAL GROUP HOLDING CORP. - 1
IMPERIAL GROUP HOLDING CORP. - 2
JAII MANAGEMENT COMPANY
TRANSPORTATION TECHNOLOGIES
INDUSTRIES, INC.
TRUCK COMPONENTS INC.,
each as a Co-Borrower

By: Richard F. Dauch
      Name:  Richard F. Dauch
Title: President

ACCURIDE ERIE L.P.,
as a Co-Borrower

By: AKW GENERAL PARTNER L.L.C.,
as General Partner

By: ACCURIDE CORPORATION,
as Sole Member

By: /s/ Richard F. Dauch
Name: Richard F. Dauch
Title: President

ACCURIDE HENDERSON LIMITED
LIABILITY COMPANY
AKW GENERAL PARTNER L.L.C.,
each as a Co-Borrower

By: ACCURIDE CORPORATION,
as Sole Member

By: /s/ Richard F. Dauch
Name: Richard F. Dauch
Title: President

IMPERIAL GROUP, L.P.,
as a Co-Borrower

By: IMPERIAL GROUP HOLDING
            CORP. –1, its General Partner

By: /s/ Richard F. Dauch
Name: Richard F. Dauch
Title: President

TERMS AND CONDITIONS FOR INCREMENTAL COMMITMENT AGREEMENT

Dated as of February 7, 2012

1.	Names of the Co-Borrowers:
ACCURIDE CORPORATION
ACCURIDE CUYAHOGA FALLS, INC.
ACCURIDE DISTRIBUTING, LLC
ACCURIDE EMI, LLC
ACCURIDE ERIE L.P.
ACCURIDE HENDERSON LIMITED LIABILITY COMPANY
AKW GENERAL PARTNER L.L.C.
AOT INC.
ERIE LAND HOLDING, INC.
BOSTROM HOLDINGS, INC.
BOSTROM SEATING, INC.
BOSTROM SPECIALTY SEATING, INC.
BRILLION IRON WORKS, INC.
GUNITE CORPORATION
IMPERIAL GROUP HOLDING CORP. - 1
IMPERIAL GROUP HOLDING CORP. - 2
IMPERIAL GROUP, L.P.
JAII MANAGEMENT COMPANY
TRANSPORTATION TECHNOLOGIES INDUSTRIES, INC.
TRUCK COMPONENTS INC.

2.	Incremental Commitment Amounts (as of the Agreement Effective Date):

Names of Incremental Lenders	Amount of Incremental Commitment
Deutsche Bank Trust Company Americas	$5,000,000
Flagstar Bank, FSB	$20,000,000
Total:	$25,000,000

3.	Other Conditions Precedent:

As set forth in the definition of “Incremental Commitment Requirements” and Sections 2.16 and 3.02 of the Credit Agreement.